UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): September 11, 2013 (June 10, 2010)

ZD VENTURES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929 - 1806

WEBTRADEX INTERNATIONAL CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On September 10, 2013, ZD Ventures Corporation (“the Company”) issued a press release regarding the Financial Industry Regulatory Authority (“FINRA”) approval of the Company’s application for a name change from Webtradex International Corporation to ZD Ventures Corporation. The market effective date of this change is September 11, 2013.

ITEM 9.01 FINANICAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                      Description

3.1        Articles of Amendment to Articles of Incorporation, dated June 28, 2013, effective June 28, 2013 incorporated herein by reference to Exhibit 3.1 for Form 8-K filed with the SEC on July 12, 2013

99.1                          Press Release dated September 10, 2013 attached herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2013

ZD Ventures Corporation

By:   /S/ Kam Shah
Kam Shah
Sole Director